“A Digital-Forward Super-Community Bank“ Investor Presentation: Q2 2022 Let’s take on tomorrow. July 2022

2 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED In addition to historical information, this presentation may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “project”, or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Bancorp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could cause Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements, including: The impact of the ongoing pandemic on the U.S. economy and customer behavior, the impact that changes in economy have on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding, the continued success and acceptance of our blockchain payments system; the effects of actions by the federal government, including the Board of Governors of the Federal Reserve System and other government agencies, that effect market interest rates and the money supply; the actions that we and our customers take in response to these developments and the effects such actions have on our operations, products, services and customer relationships, higher inflation and its impacts, and the effects of changes in accounting standards or policies. Customers Bancorp, Inc. cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward-looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K for the year ended December 31, 2021, subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments thereto, that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on behalf of Customers Bank, except as may be required under applicable law. This does not constitute an offer to sell, or a solicitation of an offer to buy, any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Forward-Looking Statements

Customers Bancorp Snapshot

A Digital-Forward Super-Community Bank



New Lines of Business

Lines of Business

Community Banking

- C&I
- CRE
- Multi-Family
- SBA
- SMB Lending
- Residential Mortgage

Specialty Banking

- Lender Finance
- Fund Finance
- Financial Institutions Group
- Real Estate Specialty Finance
- Mortgage Banking Lending
- Equipment Finance
- Tech and Venture Banking
- Healthcare Lending

Digital Banking

Consumer

- Checking & Savings
- Personal Loan
- Student Loan
- Credit Card

BaaS

- MPL Program

Commercial

- Digital Asset Banking
- SMB Bundle
- Credit Card

Transaction Banking

- **Treasury Services**
- **Payments**

Customers Bancorp, Inc.

NYSE: CUBI

Headquarters	West Reading, PA
Offices[1]	39
FTE Employees	692
Market Capitalization[2] As of 07/22/2022	$1.2B
Total Assets	$20.3B
Tangible Book Value[3]	$37.35

Data as of 06/30/2022, unless otherwise noted.

(1) Offices includes branches, executive offices, Private Banking Offices and Loan Production Offices.
(2) Share price $38.02 as of 07/22/2022
(3) Non-GAAP Measure, refer to Appendix for reconciliation.

©2022 CUSTOMERS BANK / ALL RIGHTS RESERVED

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4 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Q2’22 (vs. Q2’21) Profitability Balance Sheet Credit 3.38% vs. 2.98% NIM $20.3B +3% Total Assets 0.14% -10 bps NPA Ratio3 1.17% vs. 1.27% ROAA $15.7B -8% Total Loans and Leases 1.14% +25 bps Reserve Coverage NA Adjusted PTPP ROAA2 $16.9B +22% Total Deposits3 557.8% vs. 270.0% Reserves to NPLs3 Highlights - GAAP 1. Net income to common shareholders 2. ROAA is the GAAP metric which is already provided. 3. GAAP metric Highlights Diluted EPS $1.68 Net Income1 $56.5M ROCE 18.2% Q2’22 (vs. Q2’21) -2% -3% vs. 23.2%

5 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Q2’22 (vs. Q2’21) Profitability Balance Sheet Credit 3.32% vs. 3.30% NIM1,2 $18.7B +40% Core Assets1,2 0.14% -10 bps NPA Ratio 1.23% vs. 1.30% Core ROAA1 $14.1B +32% Total Loans and Leases1,2 1.28% -33 bps Reserve Coverage1,2 2.11% vs. 1.80% Adjusted PTPP ROAA1 $16.9B +22% Total Deposits 557.8% vs. 270.0% Reserves to NPLs Highlights – Adjusted/Core Highlights | Core Earnings1 $59.4M Core ROCE1 19.1% Q2’22 (vs. Q2’21) +0% 1. Non-GAAP Measure, refer to Appendix for reconciliation. 2. Ex PPP +0% vs. 23.7% +32% $1.38$1.77 Core EPS1 Core EPS ex PPP1,2

Business Line Accomplishments and Strategic Priorities

Community	Specialty	Digital

2022 PRIORITIES

Community

Geographic expansion

- Continue to recruit regional C&I teams in adjacent and expansion markets

Continued Growth of Existing Verticals

- Achieve double digit loan growth across all verticals

SBA Growth

- Grow originations by at least 50%

Specialty

Specialty Lending Expansion

- Continue to recruit specialty lending teams and add to existing teams to support future growth
- Evaluate new banking verticals including Digital Asset Lending
- New lending verticals are expected to surpass $1B in outstanding in 2022

Continued Growth of Existing Verticals

- Achieve double digit loan growth across all verticals (ex MWH)

Digital

Consumer:

- Continue to index portfolio mix to direct originations
- Expand cross-sell with products

Commercial:

- Continue to scale CBIT customers and significantly grow deposits
- Digital SMB bundle product pilot launch to cross-sell to digital SMB customers

Banking-as-a-Service

- Achieve $5M+ of run rate revenue in H2'22

2022 Q2 ACCOMPLISHMENTS

Community

Geographic expansion

- Strengthened presence and reputation in local markets laying the foundation for continued production growth and team recruitment

Continued Growth of Existing Verticals

- Net loan growth of 8% QoQ from Mid-Atlantic region C&I
- Successful re-launch of relationship focused multifamily program resulting in loan growth of $300M+

SBA Growth

- SBA production growth of 29% QoQ and 88% YoY
- Continue to advance digital lending program pilot

Specialty

Specialty Lending Expansion

- Fund Finance crossed outstanding balance of ~$1B in Q2'22 with goal of ~$2B in outstandings by Q4'22
- Onboarded a team to launch a technology enhanced Small Ticket/SMB Vendor Finance product within our Equipment Finance business
- Digital Asset Lending initiative diligence progressing with initial loans expected to be originated in H2'22

Continued Growth of Existing Verticals

- Industry leading growth in existing verticals
  - Fund Finance (+183% QoQ)
  - Lender Finance (+34% QoQ)
  - RE Specialty Finance (+28% QoQ)
  - Equipment Finance (+7% QoQ)

Digital

Consumer:

- Crossed over $2B in lifetime direct personal loan originations

Commercial:

- Onboarded 90 new CBIT customers continuing to enhance the existing platform nodes
- On track for Digital SMB bundle product pilot launch in Q3'22 which will now also include Equipment Financing

Banking-as-a-Service

- Expect to launch our initial MPL program pilot in H2'22

Transaction Banking

- Launching a broad suite of API-enabled Treasury Services and Payments offerings to attract low cost deposits and fee income

©2022 CUSTOMERS BANK / ALL RIGHTS RESERVED

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7 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED We are reinventing banking through a cloud-based offering of 24/7 API enabled fully integrated Treasury, Payments and BaaS offerings Digital Assets Fund Finance Tech & Venture Banking Financial Institutions Group API-enabled Digital Solutions Digital Onboarding API Enabled FX CBIT & Crypto On/Off Ramps ERP Integrations Customer Facing API Library Tech-Enabled Banking: Commercial Treasury Services, Payments and BaaS CUBI’s proprietary tech-led product suite will drive: 1. Differentiated primary commercial banking relationships 2. Franchise value from sticky multi-product customer integrations 3. Low-to-no cost deposit franchise of payments and reporting integrated operating accounts BaaS MPL Program API Enabled Wires and ACH BaaS Integrations

Loan growth of $2.2B in Q2 driven by low-risk variable rate lending verticals


Core Loan growth composition ex PPP[1]
$ billions, Q2'22
Fund Finance
$0.7
Lender Finance
$0.6
Tech & VC
$0.2
Specialty-Other[2]
$0.1
Mortgage Banking Lending
$0.1
Multifamily
$0.3
All Other[3]
$0.2
Total
$2.2
Specialty C&I ($1.6B)

Specialty Lending C&I provides multiple solutions (Fund Finance, Lender Finance facilities) to fund clients (Private Equity, Venture Capital, Credit) to gain bigger share of the wallet

Lender Finance

- 7+ years of experience in this vertical with **no loss or delinquency**
- **Clients** - **Private Debt Funds** that have proven performance via historical track records across various economic cycles
- **Loans** - **"Asset-based"** in nature, being **secured by a well-structured diverse collateral pool**, with no defaulted assets allowed in the borrowing base. **100% floating rate facilities**

Fund Finance

- Highly experienced team recruited from large cap banks with industry wide history of low to no default
- **Clients** - well-established **fund managers with proven track records** over various economic cycles
- **Loans** - **underlying well structured collateral is secured by diverse LP commitments, institutional** in nature, at conservative advance rates. **100% floating rate** and primarily **364-day facilities (capital efficient).**

Tech & VC

- **Clients** - **Recurring revenue software businesses**, with mission critical products, backed by well-known and funded venture capital firms
- $250M+ in loans closed to date and a strong pipeline/backlog
- Source of **fee income** and **low-cost deposits**

1. Non-GAAP Measure, refer to Appendix for reconciliation.
2. Includes RESF, Healthcare and other segments
3. Includes Community banking C&I, Consumer, Investment CRE

©2022 CUSTOMERS BANK / ALL RIGHTS RESERVED

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A Blockchain-based, instant payments platform generating $2.1B in low-cost deposits

Introducing: Customers Bank Instant Token (CBIT™)

An Instant Payments Tool to Serve Diverse Potential Commercial Clients in 2022 and Beyond



Digital-Asset Related Businesses
Financial Institutions
Large Corporate Clients
customers bank
Real Estate
Freight and Shipping
Healthcare and Payers

Overview

- API connected platform with customers
- Onboarded 90 new customers in Q2'22 bring total customers to 190
- Compliance-first, best-in-class onboarding process.
- CBIT adoption central to our strategy. Digital banking team closely integrated with all the other business unit heads

Deposit Inflow as a Result of CBIT Launch



$1.5B
$0.3B
$1.8B
$0.3B
$2.1B
Q3'21
Interim soft launch
Q1'22
QoQ growth
Q2'22

©2022 CUSTOMERS BANK / ALL RIGHTS RESERVED

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10 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Loans ex PPP1 $ bil l ions • Loan growth ex PPP1: +$2.2B QoQ, 19% QoQ, 32% YoY • Specialty C&I: +$1.6B QoQ, 50% QoQ, 192% YoY • $829M loan growth ex PPP in the month of Jun’22 $4.6 $3.3PPP loans Balance Sheet: Loan and Deposit Growth & Mix $2.3 $3.7 $2.4 $1.8 $2.0 $1.6 $1.6 $2.1 $2.4 $2.4$3.3 $2.4 $1.8 $1.5 $1.7 $2.0 $1.3 $1.4 $1.3 $1.3 $1.4 $0.7 $1.1 $1.6 $2.7 $3.2 $4.8 $1.2 $1.3 $1.3 $1.3 $1.4 $1.5 $0.7 2018 Q1’22 $1.2 $1.5 2019 2020 Q2’222021 $8.5 $11.9 $10.0 $11.3 $11.3 $14.1 +12% +19% Community C&I Specialty C&I Investment CRE Multifamily Consumer2 Mortgage Banking Lending 1. Non-GAAP Measure, refer to Appendix for reconciliation. 2. Includes consumer installment ($1.9B), Mortgages ($0.5B) and Manufactured housing -- $2.2 +50% +18% $1.6 $6.0 $7.3 $9.0 $12.3 $11.8 $12.3 $2.4 $4.5 $4.6 $4.7 2021 Q2’22 $1.1 Q1’222018 $1.3 20202019 $7.1 $8.6 $11.3 $16.8 $16.4 $16.9 +21% Interest bearing deposits Non-interest bearing deposits Deposits $ bil l ions • Total deposit growth: +3% QoQ, +22% YoY • Non-interest bearing deposit growth: +2% QoQ, +73% YoY • Proportion of non-interest bearing deposits has increased from 16% in 2018 to 28% in Q2’22

Interest Rate Sensitive Earning Asset Mix

Interest earning assets mix[1]

Q2'22, percent



12%
23%
55%
1%
9%
Floating Loans
Cash
Fixed Securities
Floating Securities
Fixed Loans

- ~65% of interest earning assets are market sensitive
- Expected to benefit from rising rate environment

Loan mix ex PPP[2]

percent



Community C&I
Multifamily
Specialty C&I
Consumer³
Investment CRE
Mortgage Banking Lending
14%
11%
17%
34%
14%
10%

As of Q2'22

83 % Commercial Loans

- Significant improvement in loan mix with greater proportion of lower credit risk verticals
- Pipeline remains extremely strong especially in C&I
- Loan mix ex PPP[2]: Consumer installment (13%), Consumer mortgages[4] (4%)

1. Floating rate loans and securities are defined as assets with resets less than one year and include fixed loans maturing within one year (including PPP loans).
2. Non-GAAP Measure, refer to Appendix for reconciliation.
3. Includes consumer installment ($1.9B), Mortgages ($0.5B) and Manufactured housing
4. Includes Mortgages and Home Equity loans

©2022 CUSTOMERS BANK / ALL RIGHTS RESERVED

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12 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED $103.0 $107.9 $115.0 $130.1 $145.9 Q2’22Q2’21 Q3’21 Q4’21 Q1’22 +42% +12% 4.36% 4.56% 0.47% 0.54% 4.00% 5.00% 3.00% 0.00% 1.00% 2.00% Q3’21Q2’21 Q2’22Q4’21 Q1’22 +3.89% +4.02% NII ex PPP1 $ mill ions Loan yield1 and Deposit cost percent Loan yield1 Deposit cost • Strong NII growth: +12% QoQ, +42% YoY • NII growth driven by strong loan growth in C&I including specialty lending verticals • Spread between loan yield and deposit cost increased from 3.89% to 4.02% Income Statement: Growth in Net Interest Income & Margin 1. Non-GAAP Measure, refer to Appendix for reconciliation.

13 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED $4.1 $3.5 $2.6 $1.8 $1.3 $2.2 $1.5 $0.7 $0.4 $0.2 $3.3 Q3’21Q2’21 $6.3 Q4’21 Q1’22 Q2’22 $5.0 $2.2 $1.6 Rounds 1 & 2 Round 3 $26 $102 $72 $30 $15 Q4’21Q2’21 Q3’21 Q1’22 Q2’22 PPP loans1 $ bil l ions Fee income recognized from PPP1 $ mill ions • ~$350 million of origination fee income from the program • ~$43M of remaining deferred origination fees to be recognized mostly in 2022 1. As of 06/30/2022 includes all PPP loans facilitated by Customers Bank (originated and purchased). Paycheck Protection Program: Loans and Fees • ~$0.6B of PPP loans were repaid (including SBA guarantee payments)/forgiven in Q2’22% $ loans forgiven 91% 73% R1&2 R3

14 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED $0.4 Q3’21 $3.8 $1.9 $1.1 $1.5 Q2’21 $0.5 $4.4 Q4’21 $0.3 $4.2 Q1’22 $0.5 $3.1 Q2’22 $2.0 $2.9 $4.3 $3.9 Cash and Cash equivalents Investment securities HTM Investment securities AFS Liquidity $ bil l ions Investment Securities AFS Mix (~52% floating rate) As of Jun 30, 2022, percent • Strategic sales of investment portfolio redeployed to fund strong loan growth • AFS securities with fair value of $500M re-classified to HTM in Q2’22 (Ending balance of $495M at Q2’22) to prevent further material AOCI loss on AFS securities • Majority of investment securities are deployed in MBS & CMO and ABS1 • Ample liquidity to fund future loan growth • Portfolio characteristics (as of Q2’22) − Yield, net of hedges: ~2.9% − Effective Duration: ~1.6 years − Floating rate securities: ~52% Liquidity and Investment Securities Mix 45% 37% 17% MBS & CMO ABS1 OtherCorporates 1. Includes CLOs $0.2

15 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED 13.3% 13.6% 12.9% 12.9% 12.6% Q2’22E1Q4’21Q2’21 Q3’21 Q1’22 Total risk-based capital percent 7.7% 8.1% 7.5% 7.3% 6.5%2 Q3’21Q2’21 Q4’21 Q1’22 Q2’22 7.2%2 TCE/TA excl PPP3 percent $31.82 $35.12 $37.21 $37.50 $37.35 Q3’21 Q2’22Q2’21 Q4’21 Q1’22 ~$40+ +17% Tangible book value3 per share o Unrealized loss impact in AFS portfolio negatively impacted TCE/TA excl. PPP3 ~0.3% in Q2’22. Total cumulative impact of ~0.7% as of Q2’22 o Expect TBV per share of $40+ by Q4’22E o Expect TCE/TA excl PPP3 to be ~7.5% over the next 3-4 quarters 1. Total capital ratio is estimated pending final Call report. 2. TCE/TA excl PPP excl. AOCI is 7.2% (~0.7% impact of AOCI on TCE/TA excl PPP) 3. Non-GAAP Measure, refer to Appendix for reconciliation. Capital: Strong Capital Position AOCI Q4’22E 0.7%

16 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED $46 $52 $50 $44 $28 Q2’22Q2’21 Q3’21 Q4’21 Q1’22 NPL $ mill ions $7.3 Q2’21 $7.1 $7.0 $6.0 Q1’22 $7.8 Q4’21 $11.51 Q2’22Q3’21 $9.91 $6.6 $7.6 $7.2 NCO $ mill ions 0.24% 0.27% 0.25% 0.23% 0.14% Q1’22Q2’21 Q3’21 Q4’21 Q2’22 NPA as percent of total assets percent o Credit quality remains excellent as evidenced by NPAs/Total Assets of only 0.14% at Q2’22 o The coverage ratio, excluding PPP loans2 was 1.28% at Q2’22 o Reserves/NPLs was 557.8% at Q2’22 o Annualized Consumer Installment charge-offs at ~2.1%1 for Q2’22. Consumer Installment Lifetime CECL reserves of ~5.9% for Q2’22 (Consumer installment portfolio WAL of ~1.7 years) Commercial NCO Consumer NCO Credit: Credit Quality and Reserves Remain Strong 1. Net charge-offs excludes $2 million charge-offs of deposit overdrawn accounts for consumer serviced deposits 2.Non-GAAP Measure, refer to Appendix for reconciliation customers bank

Let's take on tomorrow.

Key Investment Highlights

- Industry leading **loan and deposit growth supported by best-in-class digital banking**
- Exceptional **credit quality**
- **Customer centric culture** built around service and experience
- Well **positioned** for **higher interest rate environment –** technology enabling both low-to-no cost large scale deposit generation capabilities as well as growing fee income opportunities
- **Demonstrated industry leading proprietary technological capabilities** as a high-tech, high-touch bank
- **Attractive valuation** - Trading at ~1.0X[1] tangible book value and less than 6X[1] 2023E consensus

1. Based on share price as of July 22, 2022 (~$38.02)

©2022 CUSTOMERS BANK / ALL RIGHTS RESERVED

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ANALYST COVERAGE B. Riley Financial, Inc. Steve Moss D.A. Davidson Companies Russell Gunther Hovde Group Will Curtiss Jefferies Group LLC Casey Haire Keefe, Bruyette & Woods Inc. Michael Perito Maxim Group Inc. Michael Diana Piper Sandler Companies Frank Schiraldi Stephens Inc. Matt Breese Wedbush Securities Inc. Peter Winter

19 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Appendix

20 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Seasoned teams led by SPOC RM’s Exceptional service through omnichannel expansion Full service Private Business Banking Instant B2B payments platform Digital bank with over 500K customers API integrations support customer growth Streamlined digital u/w & onboarding HIGH TOUCH HIGH TECH The customer is at the center of everything we do • Single Point of Contact for customers (SPOC) • Technology led customer experience • Customer retention & referrals at an all time high • Industry leading employee retention

Our vision for growth has remained a part of our story since the beginning


WHERE WE STARTED
2009
WHERE WE ARE
2022 Q2
~$20B Assets
~$17B Deposits
~$16B Loans
Assets
Deposits
Loans
~$0.3B
~$0.3B
~$0.2B
~40% CAGR

- A Digital-Forward Super-Community Bank
- Growth story remains committed to maintaining best in class credit quality
- Unique specialty lending strategy customizable to client needs
- Technology enhanced products and processes enable scalable loan and deposit growth

©2022 CUSTOMERS BANK / ALL RIGHTS RESERVED

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Environmental, Social & Governance Report

customers bank

Let's take on tomorrow.

In total, Customers Bank contributed over $4 million in 2021 through CRA-eligible donations, charitable donations, community sponsorships, and tax credit programs.

In addition to these contributions, Customers Bank made ~$50 million of CRA-qualified investments (mutual funds and small business investment companies) to support affordable housing and economic development within the bank's footprint.

Customers Bank ultimately participated in over 350,000 Paycheck Protection Program (PPP) loans worth more than $10 billion as an originator, funder, servicer, or lending partner. It is estimated that this work may have saved as many as 1 million jobs and tens of thousands of business establishments.

Pennsylvania Housing Finance Agency (PHFA) recognized Customers Bank as a top-10 producing lending partner across the state in 2021 for completing 241 mortgages totaling ~$35 million

Customers Bank in 2021 financed over $40 million of hydroelectric, solar and low emission domestic natural gas energy projects.

Customers Bank's SBA/Government Guaranteed Lending team ranked 36th in the nation in 2021 with ~$56 million in loans to qualifying small businesses.

The Board created the Environmental Social & Governance Committee charging the members to drive a positive impact within the communities we serve and through the people and organizations with whom we do business.

Customers Bank was ranked as #1 "medium sized" employer in the Philadelphia region on the basis of its wellness program, culture and leadership commitment, foundational components, strategic planning, communication and marketing, programming and interventions, and reporting and analysis.

©2022 CUSTOMERS BANK / ALL RIGHTS RESERVED

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23 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED 1. FICO score at time of origination. Note: Data as of June 30, 2022. 23% 51% 25% 1% FICO Score1 660-679 680-699 700-749 750+ 23% 28%21% 11% 12% 5% 30 – 39.99% 0-9.99% 10 – 19.99% 40 – 49.99% 20 – 29.99% > 50% Unknown Geog raphy Profession Deb t to Income ratio Borrower Income 17% 45% 38% >$100K<$50K $50K -$100K 21% 11% 19% 27% 21% West Southeast Southwest Midwest Northeast Consumer Installment Loans Purp ose 85% 7% 5% 3% Personal Loan Specialty Home Improvement Student Loan 93% 2% 4% Non COVID-19 Impacted Segments Non-Professional Retail & Restaurants Average FICO Score1 ~729 Average DTI ~17.4% Average borrower income ~$102k Weighted average life of ~1.7 years

24 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED CUBI Consumer Loans – Portfolio Credit trends Portfolio borrower income trends • 83% of consumer loans with borrower income greater than 50k • 38% of consumer loans with borrower income greater than 100k 4% 1% 14% 23% 43% 51% 39% 25% 40% 0% 10% 60% 20% 30% 50% Q1’20Q2’20Q3’20Q4’20 Q1’21 Q2’21 Q3’21 Q4’21 Q1’22Q2’22 Portfolio FICO score trends 660-679 680-699 700-749 750+ • No consumer loans with FICO score < 660 • 76% of consumer loans with FICO score greater than 700 14% 17% 41% 45% 42% 38% 10% 60% 0% 20% 40% 30% 50% Q1’20 Q4’21Q2’20Q3’20Q4’20 Q1’21 Q2’21 Q3’21 Q1’22Q2’22 <50k >100k 50k-99.99k

25 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Note: Customers Bancorp’s impairment percentages are considered 1 day+ delinquent or in forbearance. Industry chart is from DV01 Insights Performance Report-Consumer Credit Updated as of May 31, 2022 for Industry and 06/30/2022 for CUBI. June’22 Industry report yet to be released. Impairment of consumer installment loans Percent 06/2003/20 06/2109/20 03/2212/2003/19 03/2106/19 12/19 15.0 12/2109/21 06/2209/19 0.0 10.0 5.0 6.4 1.5 CUBI Industry CUBI Consumer installment loans impairment remains well below industry levels • CUBI portfolio impairment below long term average of ~1.5% and well below industry average

Credit: Allowance for Credit Losses for Loans and Leases

($ in thousands)	June 30, 2022 Amortized Cost	June 30, 2022 Allowance for Credit Losses	June 30, 2022 Lifetime Loss Rate	Q2 2022 Annualized Net Charge Off Ratio
Loans and Leases Receivable:				
Commercial:				
Multi-Family	2,008,784	9,765	0.49%	0.40%
Commercial and Industrial	5,737,670	11,081	0.19%	-0.03%
Commercial Real Estate Owner Occupied	710,577	4,745	0.67%	-0.02%
Commercial Real Estate Non-Owner Occupied	1,152,869	8,880	0.77%	0.06%
Construction	195,687	1,179	0.60%	-0.21%
Total Commercial Loans and Leases Receivable	**$ 9,805,587**	**$ 35,650**	**0.36%**	**0.06%**
Consumer:				
Residential real estate	$ 457,768	$ 5,578	1.22%	-0.03%
Manufactured housing	48,570	4,080	8.40%	0.00%
Installment	1,901,070	111,222	5.85%	2.51%
Total Consumer Loans Receivable	**$ 2,407,408**	**$ 120,880**	**5.02%**	**1.98%**
Total Loans and Leases	**$ 12,212,995**	**$ 156,530**	**1.28%**	**0.44%**

(1) Utilized Moody's June 2022 Baseline forecast with qualitative adjustments for Q2 2022 provision.
(2) Excludes Mortgage Banking Lending loans reported at fair value, loans held for sale and PPP Loans.

©2022 CUSTOMERS BANK / ALL RIGHTS RESERVED

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27 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Liquidity (1) Includes CLOs Liquidity Sources ($000's) 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 YOY Change Cash and Cash Equivalents $430,501 $1,052,055 $518,032 $274,600 $245,178 ($185,323) FHLB Available Borrowing Capacity $1,466,067 $2,031,551 $1,798,374 $3,213,767 $2,924,637 $1,458,570 FRB Available Borrowing Capacity $197,000 $186,000 $191,000 $214,908 $244,802 $47,802 Investments (MV AFS + HTM) US Gov't & Agency Debt $20,114 $0 $0 $0 $0 ($20,114) Agency & Non-Agency MBS & CMO $661,823 $871,191 $1,838,872 $2,194,349 $1,900,917 $1,239,094 Municipals $8,554 $8,655 $8,430 $7,950 $7,737 ($817) Corporates $350,420 $440,892 $580,046 $593,749 $546,336 $195,916 ABS1 $485,881 $540,959 $1,364,227 $1,347,981 $1,160,160 $674,279 Other AFS $0 $5,000 $25,575 $25,824 $24,771 $24,771 Less: Pledged Securities ($15,988) ($12,440) ($11,315) ($16,972) ($19,325) ($3,337) Net Unpledged Securities $1,510,804 $1,854,257 $3,805,835 $4,152,881 $3,620,596 $2,109,792 Total $3,604,371 $5,123,863 $6,313,241 $7,856,156 $7,035,212 $3,430,841

28 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. The non-GAAP measures presented are not necessarily comparable to non-GAAP measures that may be presented by other financial institutions. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. Reconciliation of Non-GAAP Measures - Unaudited

29 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Core Earnings - Customers Bancorp ($ in thousands, except per share data) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 USD Per Share USD Per Share USD Per Share USD Per Share USD Per Share GAAP net income to common shareholders $ 56,519 $ 1.68 $ 74,896 $ 2.18 $ 98,647 $ 2.87 $ 110,241 $ 3.25 $ 58,042 $ 1.72 Reconciling items (after tax): Net loss from discontinued operations - - - - 1,585 0.05 - - - - Severance expense - - - - - - - - 1,517 0.04 Impairments on fixed assets and leases 705 0.02 220 0.01 1,118 0.03 - - - - Legal reserves - - - - - - 897 0.03 - - (Gains) losses on investment securities 2,494 0.07 1,030 0.03 43 0.00 (4,591) (0.14) (2,694) (0.08) (Gains) Loss on sale of foreign subsidiaries - - - - - - - - 2,150 0.06 Derivative credit valuation adjustment (351) (0.01) (736) (0.02) (180) (0.01) (198) (0.01) 288 0.01 Deposit relationship adjustment fees - - - - - - 4,707 0.14 - - Loss on redemption of preferred stock - - - - - - 2,820 0.08 - - Core Earnings $ 59,367 $ 1.77 $ 75,410 $ 2.20 $ 101,213 $ 2.95 $ 113,876 $ 3.36 $ 59,303 $ 1.76 Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

Core Earnings, Excluding PPP - Customers Bancorp

($ in thousands, not including per share amounts)

	Q2 2022		Q1 2022		Q4 2021		Q3 2021		Q2 2021	
	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share
GAAP net income available to shareholders	$ 56,519	$ 1.68	$ 74,896	$ 2.18	$ 98,647	$ 2.87	$ 110,241	$ 3.25	$ 58,042	$ 1.72
Less: PPP net income (after tax)	13,066	0.39	24,713	0.72	64,323	1.87	81,337	2.40	24,312	0.72
GAAP net income to common shareholders, excluding PPP	43,453	1.29	50,183	1.46	34,324	1.00	28,904	0.85	33,730	1.00
Reconciling items (after tax):										
Net loss from discontinued operations	-	-	-	-	1,585	0.05	-	-	-	-
Severance expense	-	-	-	-	-	-	-	-	1,517	0.04
Impairments on fixed assets and leases	705	0.02	220	0.01	1,118	0.03	-	-	-	-
Legal reserves	-	-	-	-	-	-	897	0.03	-	-
(Gains) losses on investment securities	2,494	0.07	1,030	0.03	43	0.00	(4,591)	(0.14)	(2,694)	(0.08)
(Gains) Loss on sale of foreign subsidiaries	-	-	-	-	-	-	-	-	2,150	0.06
Derivative credit valuation adjustment	(351)	(0.01)	(736)	(0.02)	(180)	(0.01)	(198)	(0.01)	288	0.01
Deposit relationship adjustment fees	-	-	-	-	-	-	4,707	0.14	-	-
Loss on redemption of preferred stock	-	-	-	-	-	-	2,820	0.08	-	-
Core earnings, excluding PPP	$ 46,301	$ 1.38	$ 50,697	$ 1.48	$ 36,890	$ 1.07	$ 32,539	$ 0.96	$ 34,991	$ 1.04

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31 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Core Return on Average Assets - Customers Bancorp ($ in thousands) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 GAAP net income $ 58,650 $ 76,761 $ 100,669 $ 116,042 $ 61,341 Reconciling items (after tax): Net loss from discontinued operations - - 1,585 - - Severance expense - - - - 1,517 Impairments on fixed assets and leases 705 220 1,118 - - Legal reserves - - - 897 - (Gains) losses on investment securities 2,494 1,030 43 (4,591) (2,694) (Gains) Loss on sale of foreign subsidiaries - - - - 2,150 Derivative credit valuation adjustment (351) (736) (180) (198) 288 Deposit relationship adjustment fees - - - 4,707 - Core net income $ 61,498 $ 77,275 $ 103,235 $ 116,857 $ 62,602 Average total assets $ 20,056,020 $ 19,129,330 $ 19,214,241 $ 19,739,340 $ 19,306,948 Core return on average assets 1.23% 1.64% 2.13% 2.35% 1.30% Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

Adjusted Net Income and Adjusted ROAA - Pre-Tax Pre-Provision - Customers Bancorp

($ in thousands)

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
GAAP net income	$ 58,650	$ 76,761	$ 100,669	$ 116,042	$ 61,341
Reconciling items:					
Income tax expense	18,896	19,332	12,993	36,263	20,124
Provision (benefit) for credit losses on loans and leases	23,847	15,997	13,890	13,164	3,291
Provision (benefit) for credit losses on unfunded commitments	608	(109)	352	669	45
Severance expense	-	-	-	-	2,004
Net loss from discontinued operations	-	-	1,585	-	-
Impairments on fixed assets and leases	914	286	1,260	-	-
Legal reserves	-	-	-	1,185	-
(Gains) losses on investment securities	3,232	1,339	49	(6,063)	(3,558)
(Gains) Loss on sale of foreign subsidiaries	-	-	-	-	2,840
Derivative credit valuation adjustment	(455)	(957)	(203)	(261)	380
Deposit relationship adjustment fees	-	-	-	6,216	-
Adjusted net income - pre-tax pre-provision	$ 105,692	$ 112,649	$ 130,595	$ 167,215	$ 86,467
Average total assets	$ 20,056,020	$ 19,129,330	$ 19,214,241	$ 19,739,340	$ 19,306,948
Adjusted ROAA - pre-tax pre-provision	2.11%	2.39%	2.70%	3.36%	1.80%

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Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

Core Return on Average Common Equity

($ in thousands)

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
GAAP net income to common shareholders	$ 56,519	$ 74,896	$ 98,647	$ 110,241	$ 58,042
Reconciling items (after tax):					
Net loss from discontinued operations	-	-	1,585	-	-
Severance expense	-	-	-	-	1,517
Impairments on fixed assets and leases	705	220	1,118	-	-
Legal reserves	-	-	-	897	-
(Gains) losses on investment securities	2,494	1,030	43	(4,591)	(2,694)
(Gains) Loss on sale of foreign subsidiaries	-	-	-	-	2,150
Derivative credit valuation adjustment	(351)	(736)	(180)	(198)	288
Deposit relationship adjustment fees	-	-	-	4,707	-
Loss on redemption of preferred stock	-	-	-	2,820	-
Core earnings	$ 59,367	$ 75,410	$ 101,213	$ 113,876	$ 59,303
Average total common shareholders' equity	$ 1,244,819	$ 1,252,022	$ 1,179,478	$ 1,071,566	$ 1,002,624
Core return on average common equity	19.13%	24.43%	34.04%	42.16%	23.72%

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34 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Equity ($ in thousands) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 GAAP - Total shareholders' equity $ 1,353,390 $ 1,377,406 $ 1,366,217 $ 1,284,299 $ 1,250,729 Reconciling items: Goodwill and other intangibles (3,629) (3,678) (3,736) (3,794) (3,853) Tangible equity $ 1,349,761 $ 1,373,728 $ 1,362,481 $ 1,280,505 $ 1,246,876 Tangible Book Value per Common Share - Customers Bancorp ($ in thousands, except per share data) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 GAAP - Total shareholders' equity $ 1,353,390 $ 1,377,406 $ 1,366,217 $ 1,284,299 $ 1,250,729 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (217,471) Goodwill and other intangibles (3,629) (3,678) (3,736) (3,794) (3,853) Tangible common equity $ 1,211,967 $ 1,235,934 $ 1,224,687 $ 1,142,711 $ 1,029,405 Common shares outstanding 32,449,486 32,957,847 32,913,267 32,537,976 32,353,256 Tangible book value per common share $ 37.35 $ 37.50 $ 37.21 $ 35.12 $ 31.82

35 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets, Excluding PPP - Customers Bancorp ($ in thousands) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 GAAP - Total shareholders' equity $ 1,353,390 $ 1,377,406 $ 1,366,217 $ 1,284,299 $ 1,250,729 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (217,471) Goodwill and other intangibles (3,629) (3,678) (3,736) (3,794) (3,853) Tangible common equity $ 1,211,967 $ 1,235,934 $ 1,224,687 $ 1,142,711 $ 1,029,405 GAAP - Total assets $ 20,251,996 $ 19,163,708 $ 19,575,028 $ 19,108,922 $ 19,635,108 Reconciling items: Goodwill and other intangibles (3,629) (3,678) (3,736) (3,794) (3,853) PPP loans (1,570,160) (2,195,902) (3,250,008) (4,957,357) (6,305,056) Tangible assets $ 18,678,207 $ 16,964,128 $ 16,321,284 $ 14,147,771 $ 13,326,199 Tangible common equity to tangible assets, excluding PPP 6.49% 7.29% 7.50% 8.08% 7.72%

36 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Tangible Common Equity to Tangible Assets - Customers Bancorp ($ in thousands) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 GAAP - Total shareholders' equity $ 1,353,390 $ 1,377,406 $ 1,366,217 $ 1,284,299 $ 1,250,729 Reconciling items: Preferred stock (137,794) (137,794) (137,794) (137,794) (217,471) Goodwill and other intangibles (3,629) (3,678) (3,736) (3,794) (3,853) Tangible common equity $ 1,211,967 $ 1,235,934 $ 1,224,687 $ 1,142,711 $ 1,029,405 GAAP - Total assets $ 20,251,996 $ 19,163,708 $ 19,575,028 $ 19,108,922 $ 19,635,108 Reconciling items: Goodwill and other intangibles (3,629) (3,678) (3,736) (3,794) (3,853) Tangible assets $ 20,248,367 $ 19,160,030 $ 19,571,292 $ 19,105,128 $ 19,631,255 Tangible common equity to tangible assets 5.99% 6.45% 6.26% 5.98% 5.24%

37 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Core Loans (Total loans and leases, excluding PPP) ($ in thousands) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Total loans and leases $ 15,664,353 $ 14,073,518 $ 14,568,885 $ 15,515,537 $ 16,967,022 PPP loans (1,570,160) (2,195,902) (3,250,008) (4,957,357) (6,305,056) Loans and leases, excluding PPP $ 14,094,193 $ 11,877,616 $ 11,318,877 $ 10,558,180 $ 10,661,966 Total loans and leases, excluding mortgage banking lending and PPP ($ in thousands) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Total loans and leases $ 15,664,353 $ 14,073,518 $ 14,568,885 $ 15,515,537 $ 16,967,022 Loans to mortgage companies (1,975,189) (1,830,121) (2,362,438) (2,626,483) (2,922,217) PPP loans (1,570,160) (2,195,902) (3,250,008) (4,957,357) (6,305,056) Loans and leases, excluding mortgage banking lending and PPP $ 12,119,004 $ 10,047,495 $ 8,956,439 $ 7,931,697 $ 7,739,749

38 © 2022 C USTO M ERS BAN K / ALL RIG H TS RESERVED Reconciliation of Non-GAAP Measures – Unaudited (Contd.) Coverage of credit loss reserves for loans and leases held for investment, excluding PPP ($ in thousands) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 Loans and leases receivable $ 13,783,155 $ 12,314,757 $ 12,268,306 $ 12,927,956 $ 14,077,198 PPP loans (1,570,160) (2,195,902) (3,250,008) (4,957,357) (6,305,056) Loans and leases held for investment, excluding PPP $ 12,212,995 $ 10,118,855 $ 9,018,298 $ 7,970,599 $ 7,772,142 Allowance for credit losses on loans and leases $ 156,530 $ 145,847 $ 137,804 $ 131,496 $ 125,436 Coverage of credit loss reserves for loans and leases held for investment, excluding PPP 1.28% 1.44% 1.53% 1.65% 1.61% Core Assets ($ in thousands) Q2 2022 Q1 2022 Q4 2021 Q3 2021 Q2 2021 GAAP - Total assets $ 20,251,996 $ 19,163,708 $ 19,575,028 $ 19,108,922 $ 19,635,108 Reconciling items: Goodwill and other intangibles (3,629) (3,678) (3,736) (3,794) (3,853) PPP loans (1,570,160) (2,195,902) (3,250,008) (4,957,357) (6,305,056) Core assets $ 18,678,207 $ 16,964,128 $ 16,321,284 $ 14,147,771 $ 13,326,199

Reconciliation of Non-GAAP Measures – Unaudited (Contd.)

Net Interest Income, Excluding PPP - Customers Bancorp
($ in thousands)

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
GAAP net interest income	$ 164,852	$ 164,699	$ 193,694	$ 219,892	$ 138,757
PPP net interest income	(18,946)	(34,615)	(78,647)	(112,005)	(35,785)
Net interest income, excluding PPP	$ 145,906	$ 130,084	$ 115,047	$ 107,887	$ 102,972

Net Interest Margin, Tax Equivalent, Excluding PPP - Customers Bancorp
($ in thousands)

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
GAAP net interest income	$ 164,852	$ 164,699	$ 193,694	$ 219,892	$ 138,757
PPP net interest income	(18,946)	(34,615)	(78,647)	(112,005)	(35,785)
Tax-equivalent adjustment	270	239	276	290	289
Net interest income, tax equivalent, excluding PPP	$ 146,176	$ 130,323	$ 115,323	$ 108,177	$ 103,261
GAAP average total interest earning assets	$ 19,525,936	$ 18,572,308	$ 18,576,433	$ 19,033,826	$ 18,698,996
Average PPP loans	(1,863,429)	(2,641,318)	(3,898,607)	(5,778,367)	(6,133,184)
Adjusted average total interest earning assets	$ 17,662,507	$ 15,930,990	$ 14,677,826	$ 13,255,459	$ 12,565,812
Net interest margin, tax equivalent, excluding PPP	3.32%	3.32%	3.12%	3.24%	3.30%

Loan Yield, excluding PPP
($ in thousands)

	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Total interest on loans and leases	$ 168,941	$ 157,175	$ 198,000	$ 233,097	$ 153,608
Interest on PPP loans	(20,572)	(36,894)	(82,086)	(117,102)	(41,137)
Interest on loans and leases, excluding PPP	$ 148,369	$ 120,281	$ 115,914	$ 115,995	$ 112,471
Average loans and leases	$ 14,918,498	$ 13,656,991	$ 14,335,370	$ 16,192,744	$ 16,482,802
Average PPP loans	(1,863,429)	(2,641,318)	(3,898,607)	(5,778,367)	(6,133,184)
Adjusted average total interest earning assets	$ 13,055,069	$ 11,015,673	$ 10,436,763	$ 10,414,377	$ 10,349,618
Loan yield, excluding PPP	4.56%	4.43%	4.41%	4.42%	4.36%

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